UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2008

NEWPORT GOLD, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52214	000-00000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 - 1495 Ridgeview Drive, Reno, Nevada 89509	89509
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 542-4990

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
Press Release

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

A. Financial Statements of Business Acquired. N/A

B. Pro forma financial information. N/A

C. Exhibits.
As described in Item 8.01 of this Report, the following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.

99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2008	Newport Gold, Inc.

	By:	/s/ Derek Bartlett
Name Derek Bartlett
Title: President